EXHIBIT 99.2



                               LETTER WAIVER


                                                   Dated as of March 29, 2001


To the banks, financial institutions
   and other institutional lenders
   (collectively, the "Lender Parties")
   party to the Intercreditor Agreement
   referred to below and to The Bank
   of Nova Scotia and Citibank, N.A.,
   as debt coordinators (the "Debt
   Coordinators")


Ladies and Gentlemen:

            We refer to the (i) Amendment, Modification, Restatement and General Provisions Agreement dated as of October 6, 2000 (as amended, supplemented or otherwise modified through the date hereof, the "Facility Agreement") among The Warnaco Group, Inc. ("Group"), Warnaco Inc., the other direct and indirect Subsidiaries of Group party thereto, The Bank of Nova Scotia ("Scotiabank"), as Administrative Agent (the "Administrative Agent"), Scotiabank and Citibank, N.A., as Debt Coordinators (the "Debt Coordinators"), for themselves and as representatives of each of the Lender Parties, and State Street Bank and Trust Company, as Collateral Trustee (the "Collateral Truste") and (ii) Intercreditor Agreement referred to in the Facility Agreement. Capitalized terms not otherwise defined in this Letter Waiver have the same meanings as specified in Annex A to the Facility Agreement.

            We hereby request that you waive, solely for the period commencing on the date hereof through April 16, 2001 (the "Waiver
Termination Date"), the requirements of (i) Section 2.7 of the Facility Agreement for the Fiscal Quarter ended December 31, 2000, (ii) Section 2.8(b) of the Facility Agreement and (iii) Section 2.14(c) of the Facility Agreement with respect to the assets listed on Exhibit A hereto.

            We agree that we will (i) not, and will not permit any other Loan Party to, request the issuance of any letter of credit under any Covered Facility for the period commencing on the date hereof through the Waiver Termination Date, other than as specified on Schedule I hereto (it being further understood that such permitted letters of credit will, to the extent practicable, be requested, subject to availability (including availability for issuance of international and foreign letters of credit), only under the New Trade Credit Facility and the facility numbered B.7 on
Schedule II to the Intercreditor Agreement, such that the dollar amount of letters of credit requested under such facilities will be as close to equal as possible) and (ii) deliver weekly on each Tuesday (or if Tuesday is not a Business Day, on the next succeeding Business Day), an 8-week rolling forecast of domestic cash flow for Group, duly certified by a Responsible Officer as having been prepared in a manner consistent with the cash flow forecasts previously delivered to the Debt Coordinators, and otherwise in form satisfactory to the Debt Coordinators.

            This Letter Waiver and the agreements contained herein shall become effective as of the date first above written when, and only when, on or before the date hereof, the Administrative Agent shall have received (i) counterparts of this Letter Waiver executed by all of the Loan Parties and the Supermajority Lenders or, as to any of the Lender Parties, advice satisfactory to the Debt Coordinators that such Lender Party has executed this Letter Waiver, (ii) Consolidated statements of earnings before interest and taxes ("EBIT") and sales for Fiscal Year 2000, and projections for Fiscal Year 2001, for each product brand of Group and its Subsidiaries, duly certified by a Responsible Officer as having been prepared in a manner consistent with comparable statements previously delivered to the Debt Coordinators, and otherwise in form satisfactory to the Debt Coordinators and (iii) payment of all fees and expenses of the Debt Coordinators for which statements have been delivered on or prior to the date hereof (including the accrued fees and expenses and retainers of counsel and other advisers to the Debt Coordinators). This Letter Waiver is requested pursuant to the provisions of Section 2.2 of the Intercreditor Agreement.

            The Facility Agreement and each of the other Loan Documents, except to the extent of the waiver specifically provided above, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Letter Waiver shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender Party, the Debt Coordinators, the Administrative Agent or the Collateral Trustee under any of the Loan Documents or Covered Documents, nor constitute a waiver of any provision of any of the Loan Documents or Covered Documents.

            On the day following the Waiver Termination Date, without any further action by any Lender Party, the Debt Coordinators, the Administrative Agent or the Collateral Trustee, all of the terms and provisions set forth in the Loan Documents shall have the same force and effect as if this Letter Waiver had not been entered into by the parties hereto, and each Lender Party, the Debt Coordinators, the Administrative Agent and the Collateral Trustee shall have all of the rights and remedies afforded to them under the Loan Documents and Covered Documents as though no waiver had been granted hereunder.

            Each of the undersigned Loan Parties, as Guarantors under the Parent Guaranty or the Subsidiary Guaranty, as applicable, hereby consents to the execution and delivery of this Letter Waiver and hereby confirms and agrees that (a) notwithstanding the effectiveness of this Letter Waiver, the Guaranty to which such Loan Party is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects and (b) the Collateral Documents to which such Grantor is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations (in each case, as defined therein).

            If you agree to the terms and provisions of this Letter Waiver, please evidence such agreement by (i) faxing your signature page to Howard Fine (tel. 212-848-8654; fax 212-893-9951) BY NO LATER THAN 12:00 NOON (NY
TIME) ON THURSDAY, MARCH 29 and (ii) executing and returning two counterparts of this Letter Waiver to Howard Fine, Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022 at your earliest convenience.

            This Letter Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Letter Waiver by telecopier shall be effective as delivery of a manually executed counterpart of this Letter Waiver.

          [remainder of this page intentionally left blank]



            This Letter Waiver shall be governed by, and construed in accordance with, the laws of the State of New York.


                                            Very truly yours,


                                            THE WARNACO GROUP, INC.

                                            By /s/ Stanley P. Silverstein
                                              -----------------------------
                                              Title: Vice President and
                                                     Secretary



Agreed as of the date first above written:

WARNACO INC.
DESIGNER HOLDINGS LTD.
OUTLET STORES, INC.
OUTLET HOLDINGS, INC.
RIO SPORTSWEAR, INC.
AEI MANAGEMENT CORPORATION
JEANSWEAR HOLDINGS, INC.
CALVIN KLEIN JEANSWEAR COMPANY
CKJ HOLDINGS, INC.
CKJ SOURCING, INC.
ABBEVILLE MANUFACTURING COMPANY
KAI JAY MANUFACTURING COMPANY
BLANCHE INC.
184 BENTON STREET INC.
WARNACO INTERNATIONAL INC.
WARMANA LIMITED
WARNACO SOURCING INC.
WARNER'S DE COSTA RICA INC.
AUTHENTIC FITNESS CORPORATION
AUTHENTIC FITNESS PRODUCTS INC.
WARNACO U.S., INC.
WARNACO MEN'S SPORTSWEAR, INC.
C.F. HATHAWAY COMPANY
WARNACO VENTURES LTD.
VENTURES LTD.
A.B.S. CLOTHING COLLECTION, INC.
WARNACO INTERNATIONAL, L.L.C.
AUTHENTIC FITNESS RETAIL INC.
AUTHENTIC FITNESS ON-LINE, INC.
CCC ACQUISITION CORP.
CCC ACQUISITION REALTY CORP.
UBERTECH PRODUCTS, INC.
WARNACO PUERTO RICO, INC.


By: /s/ Stanley P. Silverstein
    -----------------------------------
    Name:  Stanley P. Silverstein
    Title: Vice President and Secretary



MYTRLE AVENUE, INC.


By: /s/ Carl Deddens
    -----------------------------------
    Name:  Carl Deddens
    Title: Assistant Treasurer


GREGORY STREET, INC.


By: /s/ Carl Deddens
    -----------------------------------
    Name:  Carl Deddens
    Title: Treasurer


PENHALIGON'S BY REQUEST, INC.


By: /s/ Stanley P. Silverstein
   -----------------------------------
   Name:  Stanley P. Silverstein
   Title: Attorney-in-Fact


LINDA VISTA DE TLAXCALA, S.A. DE C.V.
WAC INTERNATINAL DISTRIBUCION DE PUEBLA, S.A. DE C.V.
CENTRO DE CORTE TETLA, S.A. DE C.V.
VISTA DE HUAMANTLA, S.A. DE C.V.
VISTA DE PUEBLA, S.A. DE C.V.
LINDA VISTA DE VERACRUZ, S.A. DE C.V.
OLGUITA DE MEXICO, S.A. DE C.V.
JUARMEX, S.A. DE C.V.
AUTHENTIC FITNESS DE MEXICO, S.A. DE C.V.
VISTA DE YUCATAN, S.A. DE C.V.
WARNER'S DE MEXICO, S.A. DE C.V.


By: /s/ Stanley P. Silverstein
   ----------------------------------
   Name:  Stanley P. Silverstein
   Title: Director


WARNACO (HK) LTD
PENHALIGON'S LIMITED
PENHALIGON'S PACIFIC LIMITED
AUTHENTIC FITNESS (HK) LTD
G.J.M. (H.K.) MANUFACTURING LIMITED
DESIGNER HOLDINGS OVERSEAS LIMITED
WARNER'S AIGLON S.A.
WARNACO FRANCE SARL
EURALIS S.A.S.
LEJABY S.A.S.
CALVIN KLEIN FRANCE S.N.C.
IZKA S.C.
PMJ S.A.
WARNACO OF CANADA COMPANY
AUTHENTIC FITNESS OF CANADA INC.
WARNACO LAC ONE GMBH
WARNACO LAC TWO GMBH
ERATEX-WARNACO LAC TWO GMBH & CO. KG
WARNER'S (UNITED KINGDOM) LIMITED
PENHALIGON'S & JEAVONS INVESTMENT COMPANY LIMITED
MULMKION B.V.
DONATEX-WARNACO S.A.
WARNER'S COMPANY (BELGIUM)


By: /s/ Stanley P. Silverstein
   ---------------------------------
   Name:  Stanley P. Silverstein
   Title: Director


WARNACO HOLLAND B.V.
WARNACO NETHERLANDS B.V.
WARNACO B.V.


By: /s/ Stanley P. Silverstein
   ---------------------------------
   Name:  Stanley P. Silverstein
   Title: Director


By: /s/ William S. Finkelstein
    --------------------------------
    Name:  William S. Finkelstein
    Title: Director



Agreed as of the date first above written:

THE BANK OF NOVA SCOTIA                   CITICORP USA, INC.

By: /s/ Todd Meller                       By: /s/ Gregory Frenzel
    ------------------------------            --------------------------------
    Title: Managing Director                  Title: Vice President

By: /s/ Judy McKay
    ------------------------------        SOCIETE GENERALE
    Title: Director
                                          By: /s/ Wayne Hutton
                                              --------------------------------
MORGAN GUARANTY TRUST                         Title: Director
COMPANY OF NEW YORK

By: /s/ Houston A. Stebbins               SCOTIABANK EUROPE PLC
    ------------------------------
    Title: Vice President                 By: /s/ John Copley
                                              --------------------------------
                                              Title: Director
COMMERZBANK AG, NEW YORK &
GRAND CAYMAN BRANCHES
                                          HUA NAN COMMERCIAL BANK, LTD.,
By: /s/ Robert Donahue                      LOS ANGELES BRANCH
    ------------------------------
    Title: Senior Vice President          By: /s/ George Chang
                                              --------------------------------
By: /s/ Peter Doyle                           Title: General manager
   -------------------------------
   Title: Assistant Vice President
                                          GENERAL ELECTRIC CAPITAL CORPORATION

SUNTRUST BANK                             By: /s/ Gerald Haubaugh
                                             ---------------------------------
By: /s/ Smith Brookhart                      Title: Senior Vice President
   -------------------------------
   Title: Managing Director
                                          FLEET NATIONAL BANK

THE BANK OF NEW YORK                      By: /s/ Ralph Palma
                                              --------------------------------
By: /s/ Julie Follosco                        Title: Senior Vice President
    ------------------------------
    Title: Vice President
                                          THE DAI-ICHI KANGYO BANK, LIMITED

BANK OF AMERICA, N.A.                     By: /s/ Andreas Panteli
                                              --------------------------------
By: /s/ David Dinkins                         Title: Senior Vice President
    ------------------------------
    Title: Principal
                                          SCOTIA CAPITAL (USA) INC.

MERITA BANK PLC                           By: /s/ K. Rodrigues
                                              --------------------------------
By: /s/ Michael Maher                         Title: Chief Operating Officer
        Charles Lansdown
    ------------------------------
    Title: Senior Vice Presidents         THE BANK OF NOVA SCOTIA, HONG KONG
                                          BRANCH

FIRST UNION NATIONAL BANK                 By: /s/ Patrick Rooney
                                              --------------------------------
By: /s/ Thomas Canberra                       Title: Vice President & Manager
    ------------------------------
    Title: Senior Vice President


BANK LEUMI USA

By: /s/ Joung Hee Hong
    ------------------------------
    Title: Vice President





                                                              Schedule I to
                                                              Letter Waiver

                             Letters of Credit

                           WEEK ENDING        WEEK ENDING
                           APRIL 6, 2001      APRIL 16, 2001
                           -------------      --------------
           DOMESTIC        $16,622,000        $7,200,000
           FOREIGN         $9,156,000         $8,031,000
           TOTAL           $25,778,000        $15,231,000


Note: week ending April 6, 2001 includes $14,286,000 from week ending March 30, 2001 due to restriction on issuance that week.




                                                               Exhibit A to
                                                              Letter Waiver

                               Certain Assets

Costa Rica Assets
Paris Apartment